             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm in the Registration Statement (Form S-8
No. 333-      ) pertaining to the BMJ Medical Management, Inc. 1996 Stock Option
Plan and to the incorporation by reference therein of our reports as follows included in the Form S-1 (File No. 333-35759) and the related prospectus of BMJ Medical Management, Inc. dated February 4, 1998, filed with the Securities and Exchange Commission.


Report on Financial Statements                             Date of Report
--------------------------------------------------------------------------------

BMJ Medical Management, Inc.                              November 11, 1997,
                                                           except for the 5th
                                                           paragraph of Note 1,
                                                           as to which the date
                                                           is December 23, 1997
Orthopaedic Associates of Bethlehem, Inc.                 May 28, 1997, except
                                                           for Note 13, as to
                                                           which the date is
                                                           August 14, 1997
Southern California Orthopedic Institute Medical          May 23, 1997
  Group, a California General Partnership
South Texas Spinal Clinic, P.A.                           June 5, 1997
Tri-City Orthopedic Surgery Medical Group, Inc.           May 17, 1997
Lauderdale Orthopaedic Surgeons                           May 21, 1997
Fishman and Stashak, M.D.'s, P.A. d/b/a/ Gold Coast       July 9, 1997
  Orthopedics
Sun Valley Orthopaedic Surgeons, an Arizona General       July 18, 1997
  Partnership
Orthopaedic Surgery Associates, P.A.                      October 10, 1997
Broward Institute of Orthopaedic Specialties, P.A.        September 5, 1997

                                                    /s/ Ernst & Young LLP

West Palm Beach, Florida
February 13, 1998